INTERCAPITAL QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS April 30, 1997

                              Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semi-annual report on the operations of InterCapital Quality Municipal Securities (IQM) for the period ended April 30, 1997.

Economic growth moderated during the third quarter of 1996, causing fixed-income yields to move lower through November. However, an acceleration of economic activity led by consumer spending developed in the fourth quarter of 1996 and continued into the first quarter of 1997. This contributed to rising interest rates between December and April. On March 25, 1997, the Federal Reserve Board raised the federal-funds rate 25 basis points to 5.50 percent in a preemptive move against a possible acceleration in the rate of inflation. Subsequently, the fixed-income markets began to anticipate the possibility of additional rate hikes by the Fed.

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but were less volatile. Long-term insured revenue bond yields moved as low as
5.45 percent in November 1996, before rising to 5.75 percent in April 1997.


[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

                           BOND YIELDS 1994-1997

                                                         Insured Municipal
             30-Year Insured                               Revenue Yields
                Municipal            30-year U.S.       as a Percentage of
             Revenue Yields        Treasury Yields      U.S. Treasury Yields
                  5.45                  6.35                    0.8586
Jan '94           5.29                  6.24                    0.8481
                  5.64                  6.66                    0.8468
                  6.19                  7.09                    0.8728
                  6.24                  7.31                    0.854
                  6.23                  7.43                    0.8387
                  6.31                  7.61                    0.8293
                  6.15                  7.4                     0.8314
                  6.17                  7.45                    0.828
                  6.42                  7.82                    0.8212
                  6.66                  7.97                    0.8356
                  6.99                  8                       0.8738
                  6.65                  7.88                    0.8438
Jan '95           6.42                  7.7                     0.834
                  6.12                  7.44                    0.8222
                  6.07                  7.43                    0.8167
                  6.05                  7.34                    0.8245
                  5.84                  6.65                    0.8784
                  6                     6.62                    0.9066
                  5.99                  6.85                    0.875
                  5.98                  6.65                    0.8997
                  5.97                  6.5                     0.9184
                  5.79                  6.33                    0.915
                  5.61                  6.13                    0.9151
                  5.49                  5.95                    0.923
Jan '96           5.42                  6.03                    0.8989
                  5.55                  6.47                    0.8577
                  5.89                  6.67                    0.8835
                  5.94                  6.91                    0.8601
                  5.99                  6.99                    0.8571
                  5.86                  6.87                    0.8529
                  5.77                  6.97                    0.8278
                  5.82                  7.12                    0.8176
                  5.71                  6.92                    0.8248
                  5.6                   6.64                    0.8431
                  5.45                  6.35                    0.8583
                  5.56                  6.64                    0.8372
Jan '97           5.63                  6.79                    0.8293
                  5.53                  6.8                     0.8129
                  5.83                  7.1                     0.8216
                  5.74                  6.96                    0.8251

Source: Bloomberg L.P.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS April 30, 1997, continued

Similarly, yields on one-year municipal notes moved from 3.70 to 3.95 percent over the past six months. The yield curve pick-up for extending maturities from 1 to 30 years increased to 180 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields declined from 86 percent at the end of October 1996 to 82 percent in April 1997. A declining ratio means that municipals have outperformed Treasuries, but have become relatively more expensive. The ratio has ranged from 81 to 92 percent over the past three years.

New-issue municipal volume was down 6 percent during the first four months of 1997. However, underwriting volume for the full year is expected to exceed bond maturities and redemptions.

PERFORMANCE

Over the six-month period ended April 30, 1997, the Fund's net asset value
(NAV) moved from $13.44 to $13.31. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.36 per share, the Trust's total NAV return was 2.21 percent. IQM's market price on the New York Stock Exchange began and ended the period at $11.25 per share. Based on this market price plus reinvestment of tax-free dividends, IQM's total market return was 3.21 percent. On April 30, 1997, the Trust was trading at a 15 percent discount to NAV. Undistributed net investment income available for dividends increased from $0.077 to $0.100 per share.


[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

FIVE LARGEST SECTORS AS OF APRIL 30, 1997
(% OF NET ASSETS)

WATER & SEWER           14%
GENERAL OBLIGATION      14%
IDR/PCR*                12%
HOUSING                 11%
HOSPITAL                 9%
ALL OTHERS              40%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF APRIL 30, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

AAA or Aaa              26%
AA or Aa                31%
A or A                  39%
BBB or Baa               4%

AS MEASURED BY STANDARD & POOR'S CORP. OR
MOODY'S INVESTORS SERVICE, INC.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS April 30, 1997, continued

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 13 long-term sectors and 50 credits. IQM's average maturity and call protection were 20 years and 7 years, respectively. The portfolio has consistently sought to maintain quality, with nearly 60 percent of its long-term holdings rated double-"A" or better.

THE IMPACT OF LEVERAGING

As we have discussed previously, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the amount of ARPS outstanding, and second, the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

ARPS yields ranged between 2.40 and 4.25 percent during the six months ended April 30, 1997. Over the same period, ARPS leverage contributed $0.04 per share to common share earnings. Five ARPS series totaled $97 million and represented 27 percent of net assets.

LOOKING AHEAD

With the collapse of flat-tax proposals, municipal bonds have improved relative to U.S. Treasury securities. Although tax-free yields are currently somewhat "rich" in their historical relationship with Treasury yields, the long-term benefit of tax-exemption remains intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended April 30, 1997, IQM purchased and retired 677,900 shares of beneficial interest at a weighted average market discount of 15.77 percent. Acquiring these treasury shares had the anti-dilutive effect of adding $0.07 per share to the net asset value. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS April 30, 1997, continued

We appreciate your ongoing support of InterCapital Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (96.6%)
            General Obligation (13.6%)
  $ 10,000  Florida Board of Education, Capital Outlay Refg 1993 Ser D ......  5.125%  06/01/18   $ 9,230,000
     5,000  De Kalb County, Georgia, Refg 1993 ..............................  5.25    01/01/20     4,685,050
    10,000  Washington Suburban Sanitation District, Maryland, Gen Constr
             Refg 1993 Second Ser ...........................................  5.25    06/01/14     9,681,800
            New York City, New York,
    10,000   1994 Ser D .....................................................  5.75    08/15/08     9,909,100
     5,000   1994 Ser C .....................................................  5.50    10/01/10     4,758,250
    10,000  Seattle, Washington, Refg Ser 1993 ..............................  5.65    01/01/20     9,640,400
-----------                                                                                      --------------
    50,000                                                                                         47,904,600
-----------                                                                                      --------------
            Educational Facilities Revenue (7.9%)
     3,500  District of Columbia, Georgetown University Ser 1993 ............  5.25    04/01/13     3,350,550
            Illinois Educational Facilities Authority,
     4,695   Illinois Wesleyan University Ser 1993 ..........................  5.70    09/01/23     4,521,285
     4,955   Northwestern University Refg Ser 1993 ..........................  5.375   12/01/21     4,613,303
            Massachusetts Health & Educational Facilities Authority,
    10,000   Boston College Ser K ...........................................  5.25    06/01/18     9,312,200
     3,000   Wentworth Institute of Technology Ser B (Connie Lee) ...........  5.50    10/01/23     2,798,520
     3,500  Pennsylvania Higher Educational Facilities Authority, Thomas
             Jefferson University 1993 Ser A ................................  5.30    11/01/15     3,322,025
-----------                                                                                      --------------
    29,650                                                                                         27,917,883
-----------                                                                                      --------------
            Electric Revenue (6.4%)
     5,900  South Carolina Public Service Authority, 1993 Refg Ser A (MBIA) .  5.50    07/01/21     5,612,139
     8,000  Chelan County Public Utility District #1, Washington, Hydro Refg
             Ser 1993 G .....................................................  5.375   06/01/18     7,496,560
    10,000  Snohomish County Public Utilities District #1, Washington, Ser
             1993 B (AMT) ...................................................  5.80    01/01/24     9,555,600
-----------                                                                                      --------------
    23,900                                                                                         22,664,299
-----------                                                                                      --------------
            Hospital Revenue (9.3%)
     8,000  Indiana Health & Educational Facilities Authority, Wellborn
             Memorial Baptist Hospital Refg Ser 1993 ........................  5.50    07/01/14     7,656,800
     3,500  Maine Health & Higher Educational Facilities Authority, Ser 1993
             D (FSA)  .......................................................  5.50    07/01/18     3,319,540
    10,000  Missouri Health & Educational Facilities Authority, Barnes
             Jewish Inc/Christian Health Services Ser 1993 A  ...............  5.25    05/15/14     9,544,600
    10,000  Fairfax County Industrial Development Authority, Virginia, Inova
             Health System Foundation Refg Ser 1993 A .......................  5.25    08/15/19     9,339,600
     3,000  Wisconsin Health & Educational Facilities Authority, Catholic
             Health Corp Ser 1993 ...........................................  5.375   11/15/13     2,847,120
-----------                                                                                      --------------
    34,500                                                                                         32,707,660
-----------                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (12.2%)
  $ 10,000  Valdez, Alaska, BP Pipeline Inc Ser 1993 B ......................  5.50 %  10/01/28   $ 9,296,200
    10,000  Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
             Ser 1993 (AMT)(MBIA) ...........................................  5.45    11/01/23     9,249,700
     4,000  Calvert County, Maryland, Baltimore Gas & Electric Co Refg Ser
             1993 ...........................................................  5.55    07/15/14     3,909,520
     5,000  Brazos River Authority, Texas, Houston Lighting & Power Co Ser
             1993 (MBIA) ....................................................  5.60    12/01/17     4,862,900
     5,000  Marshall County, West Virginia, Ohio Power Co Ser B (MBIA) ......  5.45    07/01/14     4,898,100
    10,000  Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A ..  6.90    02/01/13    10,954,900
-----------                                                                                      --------------
    44,000                                                                                         43,171,320
-----------                                                                                      --------------
            Mortgage Revenue - Multi-Family (5.0%)
     5,000  Illinois Housing Development Authority, 1993 Ser A ..............  5.90    07/01/12     5,002,900
    13,310  Wisconsin Housing & Economic Development Authority, 1993 Ser A ..  5.55    11/01/15    12,646,097
-----------                                                                                      --------------
    18,310                                                                                         17,648,997
-----------                                                                                      --------------
            Mortgage Revenue - Single Family (5.7%)
     8,000  Alaska Housing Finance Corporation, 1993 First Ser ..............  6.00    06/01/27     7,955,360
     3,830  Connecticut Housing Finance Authority, 1993 Subser F-1 ..........  5.60    05/15/11     3,785,917
     8,700  Kentucky Housing Corporation, Federally Insured or Gtd Loans
             1993 Ser B .....................................................  5.40    07/01/14     8,342,343
-----------                                                                                      --------------
    20,530                                                                                         20,083,620
-----------                                                                                      --------------
            Public Facilities Revenue (8.0%)
    11,000  California Public Works Board, Correctional 1993 Ser D COPs .....  5.375   06/01/18    10,270,150
     4,000  Maine Municipal Bond Bank, 1993 Ser E ...........................  5.30    11/01/13     3,813,880
     5,000  Kansas City School District Building Corporation, Missouri,
             Elementary Ser 1993 D (FGIC) ...................................  5.00    02/01/14     4,645,400
    10,000  Regional Convention & Sports Complex Authority, Missouri,
             Refg Ser A 1993 ................................................  5.60    08/15/17     9,635,400
-----------                                                                                      --------------
    30,000                                                                                         28,364,830
-----------                                                                                      --------------
            Resource Recovery Revenue (2.9%)
    10,000  Northeast Maryland Waste Disposal Authority, Montgomery County
             Ser 1993 A (AMT) ...............................................  6.30    07/01/16    10,158,200
-----------                                                                                      --------------
            Transportation Facilities Revenue (8.1%)
    10,000  Chicago, Illinois, Chicago-O'Hare Int'l Airport Refg 1993 Ser A.   5.00    01/01/16     9,051,900
     5,000  Wayne County, Michigan, Detroit Metropolitan Wayne County
             Airport Sub Lien Ser 1993 C (MBIA) .............................  5.25    12/01/13     4,760,400
     2,000  Rhode Island Port Authority & Economic Development Corporation,
             TF Green State Airport 1993 Ser A (AMT)(FSA) ...................  5.25    07/01/23     1,788,540
    10,000  Texas Turnpike Authority, Dallas North Tollway Refg Ser 1993
             (AMBAC) ........................................................  5.00    01/01/20     8,916,400
     4,175  Virginia Transportation Board, US Route 58 Corridor Ser 1993 B ..  5.50    05/15/18     4,018,855
-----------                                                                                      --------------
    31,175                                                                                         28,536,095
-----------                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            Water & Sewer Revenue (14.0%)
    $5,000  Phoenix Civic Improvement Corporation, Arizona, Wastewater Refg
             Ser 1993 .......................................................  5.00 %  07/01/18     $4,521,150
     5,000  Los Angeles County Sanitation Districts Financing Authority,
             California, 1993 Ser A .........................................  5.25    10/01/19      4,633,600
     5,000  Atlanta, Georgia, Water & Sewer Ser 1993 ........................  5.00    01/01/15      4,649,900
            Louisville & Jefferson County Metropolitan Sewer District,
             Kentucky,
     3,000   Ser 1993 A (MBIA) ..............................................  5.50    05/15/21      2,861,580
     5,000   Ser 1993 B (MBIA) ..............................................  5.50    05/15/23      4,760,950
    10,000  Massachusetts Water Resources Authority, 1993 Ser C .............  5.25    12/01/20      9,118,100
     5,000  New York City Municipal Water Finance Authority, New York, 1994
             Ser B ..........................................................  5.50    06/15/19      4,730,700
    10,000  Philadelphia, Pennsylvania, Water & Wastewater Ser 1993 (FSA) ...  5.50    06/15/14      9,761,100
     5,000  Norfolk, Virginia, Water Ser 1993 (AMBAC) .......................  5.375   11/01/23      4,650,350
-----------                                                                                      --------------
    53,000                                                                                          49,687,430
-----------                                                                                      --------------
            Other Revenue (2.1%)
     8,000  New York Local Government Assistance Corporation, Ser 1993 C ....  5.50    04/01/18      7,581,120
-----------                                                                                      --------------
            Refunded (1.4%)
     5,000  St Paul Housing & Redevelopment Authority, Minnesota, Civic
-----------  Center Ser 1993 (ETM) ..........................................  5.45    11/01/13      4,957,050
                                                                                                 --------------
   358,065  TOTAL MUNICIPAL BONDS (Identified Cost $352,557,516) ................................  341,383,104
-----------                                                                                      --------------
            SHORT-TERM MUNICIPAL OBLIGATIONS (1.5%)
     3,700  Missouri Health & Educational Facilities Authority, Washington
             University Ser 1996 D (Demand 05/01/97) ........................  4.00 *  02/01/30      3,700,000
     1,700  Pennsylvania Higher Educational Facilities Authority, Carnegie
             Mellon University Ser C (Demand 05/01/97)  .....................  3.85 *  11/01/29      1,700,000
-----------                                                                                      --------------
     5,400  TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $5,400,000) .................    5,400,000
-----------                                                                                      --------------
  $363,465  TOTAL INVESTMENTS (Identified Cost $357,957,516) (a) .....................      98.1%  346,783,104
===========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................       1.9     6,526,805
                                                                                      ---------- --------------
            NET ASSETS  ..............................................................     100.0% $353,309,909
                                                                                      ========== ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

------------
AMT          Alternative Minimum Tax.
COPs         Certificates of Participation.
ETM          Escrowed to Maturity.
*            Current coupon of variable rate demand obligation.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $179,882 and the aggregate gross unrealized depreciation is $11,354,294, resulting in net unrealized depreciation of $11,174,412.

Bond Insurance:
------------
AMBAC        AMBAC Indemnity Corporation.
Connie Lee   Connie Lee Insurance Company.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.

                      GEOGRAPHIC SUMMARY OF INVESTMENTS
              Based on Market Value as a Percent of Net Assets
                                April 30, 1997

Alaska                  4.9%
Arizona                 1.3
California              4.2
Connecticut             1.1
District of Columbia    0.9
Florida                 2.6
Georgia                 2.6
Hawaii                  2.6
Illinois                6.6
Indiana                 2.2%
Kentucky                4.5
Maine                   2.0
Maryland                6.7
Massachusetts           6.0
Michigan                1.3
Minnesota               1.4
Missouri                7.8
New York                7.6
Pennsylvania            4.2%
Rhode Island            0.5
South Carolina          1.6
Texas                   3.9
Virginia                5.1
Washington              7.6
West Virginia           1.4
Wisconsin               7.5
                     ------
Total                  98.1%
                     ======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $357,957,516)..........   $346,783,104
Cash.....................................        130,958
Interest receivable .....................      6,574,775
Deferred organizational expenses  .......         10,187
Prepaid expenses ........................         37,163
                                          --------------
  TOTAL ASSETS ..........................    353,536,187
                                          --------------
LIABILITIES:
Payable for:
  Investment management fee .............        114,157
  Dividends to preferred shareholders ...         11,076
Accrued expenses ........................        101,045
                                          --------------
  TOTAL LIABILITIES .....................        226,278
                                          --------------
NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 1,940
 shares outstanding).....................     97,000,000
                                          --------------
Common shares of beneficial interest
 (unlimited shares authorized of
 $.01 par value, 19,251,213 shares
 outstanding) ...........................    281,172,636
Net unrealized depreciation .............    (11,174,412)
Accumulated undistributed net investment
 income..................................      1,921,976
Accumulated net realized loss ...........    (15,610,291)
                                          --------------
  NET ASSETS APPLICABLE TO COMMON
  SHAREHOLDERS ..........................    256,309,909
                                          --------------
  TOTAL NET ASSETS ......................   $353,309,909
                                          ==============
NET ASSET VALUE PER COMMON SHARE
 ($256,309,909 divided by 19,251,213
 common shares outstanding) .............         $13.31
                                          ==============

STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME .......................  $10,028,540
                                       -------------
EXPENSES
Investment management fee..............      624,025
Auction commission fees................      120,391
Professional fees .....................       56,810
Transfer agent fees and expenses ......       42,698
Auction agent fees.....................       27,311
Shareholder reports and notices  ......       24,905
Registration fees .....................       13,512
Custodian fees.........................        9,178
Trustees' fees and expenses............        8,979
Organizational expenses................        3,569
Other..................................       21,204
                                       -------------
  TOTAL EXPENSES.......................      952,582
  LESS: EXPENSE OFFSET ................       (9,012)
                                       -------------
  NET EXPENSES.........................      943,570
                                       -------------
  NET INVESTMENT INCOME................    9,084,970
                                       -------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .....................     (234,039)
Net change in unrealized depreciation     (4,036,739)
                                       -------------
  NET LOSS ............................   (4,270,778)
                                       -------------
NET INCREASE...........................  $ 4,814,192
                                       =============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE SIX     FOR THE YEAR
                                                     MONTHS ENDED       ENDED
                                                    APRIL 30, 1997 OCTOBER 31, 1996
-------------------------------------------------- -------------- ----------------
                                                     (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................  $  9,084,970    $ 18,938,172
Net realized loss..................................      (234,039)       (715,913)
Net change in unrealized depreciation .............    (4,036,739)      5,384,362
                                                   -------------- ----------------
  NET INCREASE.....................................     4,814,192      23,606,621
                                                   -------------- ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred..........................................    (1,651,254)     (3,457,244)
Common.............................................    (7,051,318)    (14,941,780)
                                                   -------------- ----------------
  TOTAL............................................    (8,702,572)    (18,399,024)
                                                   -------------- ----------------
Decrease from transactions in common shares of
 beneficial interest...............................    (7,660,133)    (16,506,750)
                                                   -------------- ----------------
  NET DECREASE.....................................   (11,548,513)    (11,299,153)
NET ASSETS:
Beginning of period................................   364,858,422     376,157,575
                                                   -------------- ----------------
  END OF PERIOD
  (Including undistributed net investment income
  of $1,921,976 and $1,539,578, respectively) .....  $353,309,909    $364,858,422
                                                   ============== ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 aggregated $8,000,000 and $19,552,400, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1997, the Trust had transfer agent fees and expenses payable of approximately $15,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1997 included in Trustees'

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

fees and expenses in the Statement of Operations amounted to $2,296. At April 30, 1997, the Trust had an accrued pension liability of $24,067 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 though 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                        AMOUNT                RESET        RANGE OF
 SERIES    SHARES*   IN THOUSANDS*   RATE*    DATE     DIVIDEND RATES**
-------- --------- --------------- ------- ---------- ----------------
    1        340        $17,000      3.90 %  05/06/97    2.95% -4.00%
    2        300         15,000      3.733   05/07/97    2.40  -4.25
    3        300         15,000      3.85    05/08/97    2.50  -4.25
    4        600         30,000      4.10    05/06/97    2.50  -4.19
    5        400         20,000      4.10    05/06/97    3.00  -4.19

------------
*       As of April 30, 1997.
**      For the six months ended April 30, 1997.

Subsequent to April 30, 1997 and up through June 6, 1997, the Trust paid dividends to Series 1 through 5 at rates ranging from 3.308% to 4.10%, in the aggregate amount of $360,943.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                       CAPITAL
                                                                                                       PAID IN
                                                                                           PAR        EXCESS OF
                                                                             SHARES       VALUE       PAR VALUE
                                                                         ------------- ---------- ---------------
Balance, October 31, 1995 ...............................................  21,415,213    $214,152   $305,125,367
Treasury shares purchased and retired (weighted average discount
 15.38%)*................................................................  (1,486,100)    (14,861)   (16,491,889)
                                                                         ------------- ---------- ---------------
Balance, October 31, 1996 ...............................................  19,929,113     199,291    288,633,478
Treasury shares purchased and retired (weighted average discount
 15.77%)*................................................................    (677,900)     (6,779)    (7,653,354)
                                                                         ------------- ---------- ---------------
Balance, April 30, 1997 .................................................  19,251,213    $192,512   $280,980,124
                                                                         ============= ========== ===============

------------
*     The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Trust had a net capital loss carryover of approximately $15,376,000, to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:


    AMOUNT IN THOUSANDS
-------------------------
   2002     2003    2004
---------  ------- ------
$11,851     $2,809   $716
========= ======== ======

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

  DECLARATION     AMOUNT        RECORD         PAYABLE
     DATE        PER SHARE       DATE            DATE
-------------- ----------- -------------- ---------------
April 29, 1997     $0.06   May 9, 1997    May 23, 1997
 May 27, 1997      $0.06   June 6, 1997   June 20, 1997


INTERCAPITAL QUALITY MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                   FOR THE PERIOD
                                                                     FOR THE SIX  FOR THE YEAR ENDED OCTOBER 31, SEPTEMBER 29, 1993*
                                                                     MONTHS ENDED ------------------------------       THROUGH
                                                                   APRIL 30, 1997**  1996       1995      1994++  OCTOBER 31, 1993**
------------------------------------------------------------------------------------------------------------------------------------
                                                                        (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................................   $     13.44      $13.04    $ 10.83    $ 14.03  $    14.06
                                                                    ---------------- ---------- ---------- --------- -----------
Net investment income...............................................          0.47        0.92       0.90       0.99        0.03
Net realized and unrealized gain (loss).............................         (0.23)       0.23       2.15      (3.15)      (0.04)
                                                                    ---------------- ---------- ---------- --------- ------------
Total from investment operations....................................          0.24        1.15       3.05      (2.16)      (0.01)
                                                                    ---------------- ---------- ---------- ---------- -----------
Less dividends from:
 Net investment income..............................................         (0.36)      (0.72)     (0.74)     (0.77)        --
 Common share equivalent of dividends paid to preferred
  shareholders......................................................         (0.08)      (0.17)     (0.18)     (0.19)        --
                                                                    ---------------- ---------- ---------- ---------- -----------
Total dividends.....................................................         (0.44)      (0.89)     (0.92)     (0.96)        --
                                                                    ---------------- ---------- ---------- ---------- -----------
Anti-dilutive effect of acquiring treasury shares...................          0.07        0.14       0.08       0.04         --
                                                                    ---------------- ---------- ---------- ---------- ----------
Offering costs charged against capital..............................        --            --         --        (0.12)      (0.02)
                                                                    ---------------- ---------- ---------- ---------- ----------
Net asset value, end of period......................................   $     13.31      $13.44    $ 13.04    $ 10.83      $14.03
                                                                    ================ ========== ========== ========== ==========
Market value, end of period.........................................   $     11.25      $11.25    $10.875    $  9.50     $15.125
                                                                    ================ ========== ========== ========== ==========
TOTAL INVESTMENT RETURN+............................................          3.21%(1)   10.39%     22.91%    (32.98)%      0.83%(1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses......................................................          0.73%(2)(3) 0.72%(3)   0.77%(3)   0.83%       0.48%(2)
Net investment income before preferred stock dividends .............          6.99%(2)    6.94%      7.48%      7.85%       2.51%(2)
Preferred stock dividends...........................................          1.27%(2)    1.27%      1.48%      1.50%        N/A
Net investment income available to common shareholders .............          5.72%(2)    5.67%      6.00%      6.35%       2.51%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.............................       $353,310    $364,858   $376,158   $382,578    $333,983
Asset coverage on preferred shares at end of period.................           364%        376%       388%       278%        N/A
Portfolio turnover rate.............................................             2%(1)      --#      --           21%         --

------------
*      Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++     Restated for comparative purposes.
#      Less than 0.5%
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%.

                      SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-----------------------------------------------------------------------------

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------------------------------------

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------------------------------------

Dean Witter Trust Company
Harborside Financial Center -Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-----------------------------------------------------------------------------

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.

INTERCAPITAL
QUALITY
MUNICIPAL
SECURITIES

Semiannual Report
April 30, 1997